UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry Into a Material Definitive Agreement.

On March 21, 2018, NRG Energy, Inc (“NRG”), as borrower, completed an amendment to its senior secured credit facilities (the “Senior Credit Facilities”) pursuant to the terms of the Second Amendment Agreement, dated as of March 21, 2018 (the “Second Amendment Agreement”), to the Second Amended and Restated Credit Agreement, dated as of June 30, 2016 (as amended, the “Second Amended and Restated Credit Agreement”), to reduce the margin and LIBOR floor on certain borrowings under its Senior Credit Facilities and incorporate certain other changes.

Borrowings under the Senior Credit Facilities are determined at NRG’s election, at LIBOR or at base rate, in each case, plus an applicable margin. The Second Amendment Agreement decreases the applicable margins for borrowings under (i) ABR Term Loans from 1.25% to 0.75% and (ii) Eurodollar Term Loans from 2.25% to 1.75%, as such terms are defined in the Second Amended and Restated Credit Agreement.  The Second Amendment Agreement also reduces the LIBOR floor applicable to Term Loans (as such term is defined in the Second Amended and Restated Credit Agreement) from 0.75% to 0.00%.  The decreases to the applicable margins and LIBOR floor became effective upon execution of the Second Amendment Agreement.

The foregoing description of the Second Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 8.01.     Other Events.

On March 21, 2018, NRG issued a press release announcing the repricing effected pursuant to the Second Amendment Agreement (the “Repricing”).  A copy of the press release announcing the Repricing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Second Amendment Agreement, dated as of March 21, 2018, by and among NRG Energy, Inc., the lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent and collateral agent.

99.1	Press Release, dated March 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2018		NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary